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                                                                    EXHIBIT 10.4



            FIRST AMENDMENT TO THE SUPPLY AND DISTRIBUTION AGREEMENT

                                    BETWEEN

                             THE GRAND UNION COMPANY

                                       AND

                           C&S WHOLSALE GROCERS, INC.




                            DATED AS OF JUNE 15, 1995





This entire exhibit is considered CONFIDENTIAL and has been omitted and filed separately with the Commission.